Exhibit 99.1

1550 Peachtree Street, N.W. Atlanta, Georgia 30309

NEWS RELEASE

Contact:

Jeff Dodge	Tim Klein
Investor Relations	Media Relations
(404) 885-8804	(404) 885-8555
jeff.dodge@equifax.com	tim.klein@equifax.com

Equifax Reports Third Quarter 2013 Results

ATLANTA, October 23, 2013 — Equifax Inc. (NYSE: EFX) today announced financial results for the quarter ended September 30, 2013. The company reported revenue from continuing operations of $572.0 million in the third quarter of 2013, a 10 percent increase from the third quarter of 2012 and an 11 percent increase in local currency.

Third quarter diluted EPS from continuing operations attributable to Equifax was $0.71, an increase of 14 percent from the third quarter of 2012. On a non-GAAP basis, adjusted EPS attributable to Equifax, excluding the impact of acquisition-related amortization expense, net of associated tax impacts, was $0.90, up 21 percent from the third quarter of 2012.

"Our third quarter performance was solid and consistent with our 2013 full year expectations,” said Richard F. Smith, Equifax’s Chairman and Chief Executive Officer. “Four business units delivered double digit, constant currency revenue growth while our three largest business units expanded their operating margins. We have a strong team and are executing well on our strategic initiatives and operating objectives. Our organic, core non-mortgage market revenue growth accelerated again in the third quarter above our long-term target. As we enter the fourth quarter, this momentum positions us to successfully deliver on our full year guidance.”

Third Quarter 2013 Highlights

•	In addition to the financial highlights noted above, third quarter 2013 net income from continuing operations attributable to Equifax was $88.9 million, a 16 percent increase from the prior year.

•	Operating margin was 27.6 percent for the third quarter of 2013, compared to 25.1 percent in the third quarter of 2012.

•	We repurchased 0.2 million of our common shares on the open market for $11.9 million during the third quarter of 2013. At September 30, 2013, our remaining authorization for future share repurchases was $215.1 million.

•	Total debt at September 30, 2013 was $1.4 billion, down $287 million from December 31, 2012.

U.S. Consumer Information Solutions (USCIS)

Total revenue was $253.1 million in the third quarter of 2013 compared to $219.8 million in the third quarter of 2012, an increase of 15 percent.

•	Online Consumer Information Solutions revenue was $183.8 million, up 14 percent from a year ago.
•	Mortgage Solutions revenue was $28.4 million, up 15 percent from a year ago.
•	Consumer Financial Marketing Services revenue was $40.9 million, up 23 percent when compared to a year ago.

Operating margin for USCIS was 40.9 percent in the third quarter of 2013 compared to 40.1 percent in the third quarter of 2012.

International

Total revenue was $128.5 million in the third quarter of 2013, a 6 percent increase from the third quarter of 2012 and an 11 percent increase on a local currency basis.

•	Latin America revenue was $49.0 million, up 16 percent in local currency and 5 percent in U.S. dollars from a year ago.
•	Europe revenue was $46.5 million, up 11 percent in local currency and 12 percent in U.S. dollars from a year ago.
•	Canada Consumer revenue was $33.0 million, up 5 percent in local currency and 1 percent in U.S. dollars from a year ago.

Operating margin for International was 30.0 percent in the third quarter of 2013 compared to 27.4 percent in the third quarter of 2012.

Workforce Solutions

Total revenue was $115.0 million in the third quarter of 2013, a 3 percent increase over the third quarter of 2012.

•	Verification Services revenue was $68.7 million, flat when compared to a year ago.
•	Employer Services revenue was $46.3 million, up 8 percent when compared to a year ago.

Operating margin for Workforce Solutions was 29.9 percent in the third quarter of 2013 compared to 25.4 percent in the third quarter of 2012.

North America Personal Solutions

Revenue was $52.3 million, a 14 percent increase from the third quarter of 2012. Operating margin was 26.3 percent compared to 28.4 percent in the third quarter of 2012.

North America Commercial Solutions

Revenue was $23.1 million, up 9 percent in U.S. dollars and up 10 percent in local currency compared to the third quarter of 2012. Operating margin was 17.5 percent compared to 18.8 percent in the third quarter of 2012.

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Full Year 2013 Outlook

Based on the current level of domestic and international business activity, current foreign exchange rates, and the previously anticipated slowdown in mortgage activity in the second half of 2013, consolidated revenue growth for the full year of 2013 is expected to be in the middle of our 10 percent to 12 percent guidance range and full year 2013 Adjusted EPS is expected to be between $3.58 and $3.61 which is in the top half of our 21 percent to 24 percent guidance range. We also expect operating margin for the full year to be between 26 percent and 27 percent.

About Equifax

Equifax is a global leader in consumer, commercial and workforce information solutions, that provides businesses of all sizes and consumers with insight and information they can trust. Equifax organizes and assimilates data on more than 500 million consumers and 81 million businesses worldwide, and uses advanced analytics and proprietary technology to create and deliver customized insights that enrich both the performance of businesses and the lives of consumers.

Headquartered in Atlanta, Equifax operates or has investments in 18 countries and is a member of Standard & Poor’s (S&P) 500® Index. Its common stock is traded on the New York Stock Exchange (NYSE) under the symbol EFX. For more information, please visit www.equifax.com.

Earnings Conference Call and Audio Webcast

In conjunction with this release, Equifax will host a conference call tomorrow, October 24, 2013, at 8:30 a.m. (EDT) via a live audio webcast. To access the webcast, go to the Investor Relations section of our website at www.equifax.com. The discussion will be available via replay at the same site shortly after the conclusion of the webcast. This press release is also available at that website.

Non-GAAP Financial Measures

This earnings release presents net income and diluted EPS from continuing operations attributable to Equifax which excludes acquisition-related amortization expense, net of tax. These are important financial measures for Equifax but are not financial measures as defined by GAAP.

These non-GAAP financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as an alternative measure of net income or EPS as determined in accordance with GAAP.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures and related notes are presented in the Q&A. This information can also be found under “Investor Relations/GAAP/Non-GAAP Measures” on our website at www.equifax.com.

Forward-Looking Statements

This release contains forward-looking statements or forward-looking information. These statements can be identified by expressions of belief, expectation or intention, as well as statements that are not historical fact. These statements are based on certain factors and assumptions including with respect to foreign exchange rates, expected growth, results of operations, performance, business prospects and opportunities and effective tax rates. While the company believes these factors and assumptions to be reasonable based on information currently available, they may prove to be incorrect.

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Several factors could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to actions taken by us, including restructuring or strategic initiatives (including capital investments or asset acquisitions or dispositions), as well as from developments beyond our control, including, but not limited to, changes in worldwide and U.S. economic conditions that materially impact consumer spending, consumer debt and employment and the demand for Equifax's products and services. Other risk factors include our ability to successfully develop and market new products and services, respond to pricing and other competitive pressures, complete and integrate acquisitions and other investments and achieve targeted cost efficiencies; risks relating to illegal third party efforts to access data; changes in, and the effects of, laws and regulations and government policies governing our business, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the establishment in 2011 of the Consumer Financial Protection Bureau, a federal agency that holds primary responsibility for the regulation of consumer protection with respect to financial products and services in the U.S.; federal or state responses to identity theft concerns; adverse or uncertain economic conditions and changes in credit and financial markets; the European sovereign debt crisis; the 2012 downgrade of U.S. sovereign debt and political concerns over related budgetary matters; exchange rates; timing and amount of capital expenditures; changes in capital markets and corresponding effects on the company’s investments and benefit plan obligations; earnings exchange rates and the decisions of taxing authorities, all of which could affect our effective tax rates; and potential adverse developments in new and pending legal proceedings or government investigations, including investigations or examinations undertaken by the Consumer Financial Protection Bureau. A summary of additional risks and uncertainties can be found in our Annual Report on Form 10-K for the year ended December 31, 2012, including without limitation under the captions “Item 1. Business — Information Security and Government Regulation” and “— Forward-Looking Statements” and “Item 1A, Risk Factors,” and in our other filings with the U.S. Securities and Exchange Commission. Forward-looking statements are given only as at the date of this release and the company disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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EQUIFAX

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	September 30,
	2013	2012
(In millions, except per share amounts)	(Unaudited)
Operating revenue	$572.0	$520.0
Operating expenses:
Cost of services (exclusive of depreciation and amortization below)	196.8	188.4
Selling, general and administrative expenses	173.4	161.5
Depreciation and amortization	44.1	39.6
Total operating expenses	414.3	389.5
Operating income	157.7	130.5
Interest expense	(17.5)	(13.6)
Other income, net	0.6	1.9
Consolidated income before income taxes	140.8	118.8
Provision for income taxes	(49.9)	(39.7)
Consolidated income from continuing operations	90.9	79.1
Discontinued operations, net of tax	(0.6)	1.0
Consolidated net income	90.3	80.1
Less: Net income attributable to noncontrolling interests	(2.0)	(2.2)
Net income attributable to Equifax	$88.3	$77.9
Amounts attributable to Equifax:
Income from continuing operations attributable to Equifax	$88.9	$76.9
Discontinued operations, net of tax	(0.6)	1.0
Net income	$88.3	$77.9
Basic earnings per common share:
Income from continuing operations attributable to Equifax	$0.73	$0.64
Discontinued operations attributable to Equifax	-	0.01
Net income attributable to Equifax	$0.73	$0.65
Weighted-average shares used in computing basic earnings per share	121.6	119.7
Diluted earnings per common share:
Income from continuing operations attributable to Equifax	$0.71	$0.63
Discontinued operations attributable to Equifax	-	0.01
Net income attributable to Equifax	$0.71	$0.64
Weighted-average shares used in computing diluted earnings per share	123.9	122.2
Dividends per common share	$0.22	$0.18

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EQUIFAX

CONSOLIDATED STATEMENTS OF INCOME

	Nine Months Ended
	September 30,
	2013	2012
(In millions, except per share amounts)	(Unaudited)
Operating revenue	$1,725.4	$1,539.2
Operating expenses:
Cost of services (exclusive of depreciation and amortization below)	590.1	563.0
Selling, general and administrative expenses	534.4	468.1
Depreciation and amortization	136.1	120.3
Total operating expenses	1,260.6	1,151.4
Operating income	464.8	387.8
Interest expense	(52.8)	(41.1)
Other income, net	4.2	5.4
Consolidated income from continuing operations before income taxes	416.2	352.1
Provision for income taxes	(148.8)	(123.2)
Consolidated income from continuing operations	267.4	228.9
Discontinued operations, net of tax	18.4	3.7
Consolidated net income	285.8	232.6
Less: Net income attributable to noncontrolling interests	(5.9)	(6.8)
Net income attributable to Equifax	$279.9	$225.8
Amounts attributable to Equifax:
Income from continuing operations attributable to Equifax	$261.5	$222.1
Discontinued operations, net of tax	18.4	3.7
Net income	$279.9	$225.8
Basic earnings per common share:
Income from continuing operations attributable to Equifax	$2.16	$1.85
Discontinued operations attributable to Equifax	0.15	0.03
Net income attributable to Equifax	$2.31	$1.88
Weighted-average shares used in computing basic earnings per share	121.0	120.0
Diluted earnings per common share:
Income from continuing operations attributable to Equifax	$2.12	$1.81
Discontinued operations attributable to Equifax	0.15	0.03
Net income attributable to Equifax	$2.27	$1.84
Weighted-average shares used in computing diluted earnings per share	123.5	122.4
Dividends per common share	$0.66	$0.54

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EQUIFAX

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2013	2012

(In millions, except par values)	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$131.9	$146.8
Trade accounts receivable, net of allowance for doubtful accounts of $6.5 and $6.3 at September 30, 2013 and December 31, 2012, respectively	306.2	317.0
Prepaid expenses	35.2	26.2
Other current assets	53.1	39.7
Total current assets	526.4	529.7
Property and equipment:
Capitalized internal-use software and system costs	389.6	369.9
Data processing equipment and furniture	199.7	198.4
Land, buildings and improvements	184.3	177.0
Total property and equipment	773.6	745.3
Less accumulated depreciation and amortization	(487.9)	(461.6)
Total property and equipment, net	285.7	283.7
Goodwill and other intangibles, net	3,425.7	3.532.6
Other assets, net	160.3	165.1
Total assets	$4,398.1	$4,511.1

LIABILITIES AND EQUITY
Current liabilities:
Short-term debt and current maturities of long-term debt	$16.4	$283.3
Accounts payable	19.9	25.1
Accrued expenses	82.6	84.9
Accrued salaries and bonuses	72.8	104.7
Deferred revenue	57.4	57.9
Other current liabilities	83.3	90.6
Total current liabilities	332.4	646.5
Long-term debt	1,427.8	1,447.4
Deferred income tax liabilities, net	214.2	227.7
Long-term pension and other postretirement benefit liabilities	171.4	176.3
Other long-term liabilities	54.0	54.0
Total liabilities	2,199.8	2,551.9
Equifax shareholders' equity:
Preferred stock, $0.01 par value: Authorized shares - 10.0; Issued shares - none	-	-
Common stock, $1.25 par value: Authorized shares - 300.0; Issued shares - 189.3 at September 30, 2013 and December 31, 2012; Outstanding shares - 121.5 and 120.4 at September 30, 2013 and December 31, 2012, respectively	236.6	236.6
Paid-in capital	1,166.8	1,139.6
Retained earnings	3,264.3	3,064.6
Accumulated other comprehensive loss	(370.7)	(362.0)
Treasury stock, at cost, 67.2 shares and 68.3 shares at September 30, 2013 and December 31, 2012, respectively	(2,112.2)	(2,139.7)
Stock held by employee benefits trusts, at cost, 0.6 shares at September 30, 2013 and December 31, 2012, respectively	(5.9)	(5.9)
Total Equifax shareholders' equity	2,178.9	1,933.2
Noncontrolling interests	19.4	26.0
Total equity	2,198.3	1,959.2
Total liabilities and equity	$4,398.1	$4,511.1

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EQUIFAX

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended
	September 30,
	2013	2012
(In millions)	(Unaudited)
Operating activities:
Consolidated net income	$285.8	$232.6
Adjustments to reconcile consolidated net income to net cash provided by operating activities:
Gain on divestitures	(19.0)	-
Depreciation and amortization	136.9	122.8
Stock-based compensation expense	23.1	20.0
Excess tax benefits from stock-based compensation plans	(11.1)	(3.9)
Deferred income taxes	(4.0)	(3.8)
Changes in assets and liabilities, excluding effects of acquisitions:
Accounts receivable, net	(1.4)	(9.5)
Prepaid expenses and other current assets	(6.8)	(4.0)
Other assets	4.5	(2.4)
Current liabilities, excluding debt	(42.1)	(5.7)
Other long-term liabilities, excluding debt	8.5	2.2
Cash provided by operating activities	374.4	348.3
Investing activities:
Capital expenditures	(61.5)	(49.3)
Acquisitions, net of cash acquired	(27.5)	(7.3)
Cash received from divestitures	47.5	2.5
Investment in unconsolidated affiliates, net	(6.4)	(3.7)
Cash used in investing activities	(47.9)	(57.8)
Financing activities:
Net short-term repayments	(266.5)	(28.1)
Payments on long-term debt	(15.0)	(15.1)
Treasury stock purchases	(11.9)	(85.1)
Dividends paid to Equifax shareholders	(79.8)	(64.5)
Dividends paid to noncontrolling interests	(9.8)	(1.9)
Proceeds from exercise of stock options	38.9	40.9
Excess tax benefits from stock-based compensation plans	11.1	3.9
Other	(0.9)	-
Cash used in financing activities	(333.9)	(149.9)
Effect of foreign currency exchange rates on cash and cash equivalents	(7.5)	(1.2)
Increase (decrease) in cash and cash equivalents	(14.9)	139.4
Cash and cash equivalents, beginning of period	146.8	127.7
Cash and cash equivalents, end of period	$131.9	$267.1

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Common Questions & Answers (Unaudited)

(Dollars in millions)

1.	Can you provide a further analysis of operating revenue and operating income by operating segment?

Operating revenue and operating income consist of the following components:

(in millions)	Three Months Ended September 30,
					Local Currency
Operating revenue:	2013	2012	$ Change	% Change	% Change*
Online Consumer Information Solutions	$183.8	$161.9	$21.9	14%
Mortgage Solutions	28.4	24.6	3.8	15%
Consumer Financial Marketing Services	40.9	33.3	7.6	23%
Total U.S. Consumer Information Solutions	253.1	219.8	33.3	15%
Latin America	49.0	46.7	2.3	5%	16%
Europe	46.5	41.7	4.8	12%	11%
Canada Consumer	33.0	32.7	0.3	1%	5%
Total International	128.5	121.1	7.4	6%	11%
Verification Services	68.7	68.8	(0.1)	0%
Employer Services	46.3	43.0	3.3	8%
Total Workforce Solutions	115.0	111.8	3.2	3%
North America Personal Solutions	52.3	46.1	6.2	14%
North America Commercial Solutions	23.1	21.2	1.9	9%	10%
Total operating revenue	$572.0	$520.0	$52.0	10%	11%

(in millions)	Nine Months Ended September 30,
					Local Currency
Operating revenue:	2013	2012	$ Change	% Change	% Change*
Online Consumer Information Solutions	$544.2	$473.7	$70.5	15%
Mortgage Solutions	90.5	70.5	20.0	28%
Consumer Financial Marketing Services	123.2	103.5	19.7	19%
Total U.S. Consumer Information Solutions	757.9	647.7	110.2	17%
Latin America	144.1	139.5	4.6	3%	10%
Europe	138.2	126.1	12.1	10%	10%
Canada Consumer	99.7	96.0	3.7	4%	6%
Total International	382.0	361.6	20.4	6%	9%
Verification Services	214.2	188.9	25.3	13%
Employer Services	147.7	141.5	6.2	4%
Total Workforce Solutions	361.9	330.4	31.5	10%
North America Personal Solutions	154.9	137.2	17.7	13%
North America Commercial Solutions	68.7	62.3	6.4	10%	11%
Total operating revenue	$1,725.4	$1,539.2	$186.2	12%	13%

(in millions)	Three Months Ended September 30,
		Operating		Operating
Operating income:	2013	Margin	2012	Margin	$ Change	% Change
U.S. Consumer Information Solutions	$103.5	40.9%	$88.1	40.1%	$15.4	17%
International	38.6	30.0%	33.1	27.4%	5.5	16%
Workforce Solutions	34.5	29.9%	28.4	25.4%	6.1	21%
North America Personal Solutions	13.7	26.3%	13.1	28.4%	0.6	5%
North America Commercial Solutions	4.0	17.5%	4.0	18.8%	0.0	1%
General Corporate Expense	(36.6)	nm	(36.2)	nm	(0.4)	-1%
Total operating income	$157.7	27.6%	$130.5	25.1%	$27.2	21%

(in millions)	Nine Months Ended September 30,
		Operating		Operating
Operating income:	2013	Margin	2012	Margin	$ Change	% Change
U.S. Consumer Information Solutions	$299.7	39.5%	$256.9	39.7%	$42.8	17%
International	110.5	28.9%	106.6	29.5%	3.9	4%
Workforce Solutions	110.2	30.4%	81.3	24.6%	28.9	36%
North America Personal Solutions	42.4	27.4%	36.8	26.8%	5.6	15%
North America Commercial Solutions	12.7	18.5%	10.3	16.6%	2.4	23%
General Corporate Expense	(110.7)	nm	(104.1)	nm	(6.6)	-6%
Total operating income	$464.8	26.9%	$387.8	25.2%	$77.0	20%

nm - not meaningful

* Reflects percentage change in revenue conforming 2013 results using 2012 exchange rates.

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Common Questions & Answers (Unaudited)

(Dollars in millions)

2.	What were the revenue growth rates in USCIS excluding the CSC Credit Services acquisition?

	Q3 2013	YTD 2013
Online Consumer Information Solutions	0%	1%
Mortgage Solutions	0%	9%
Consumer Financial Marketing Services	11%	8%
U.S. Consumer Information Solutions	1%	3%

3.	Can you provide depreciation and amortization by segment?

Depreciation and amortization are as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
U.S. Consumer Information Solutions	$20.3	$9.7	$56.7	$31.1
International	5.3	6.3	17.4	18.7
Workforce Solutions	11.1	16.6	40.6	49.3
North America Personal Solutions	2.1	1.7	5.4	5.3
North America Commercial Solutions	0.8	1.2	2.9	3.5
General Corporate Expense	4.5	4.1	13.1	12.4
Total depreciation and amortization	$44.1	$39.6	$136.1	$120.3

4.	What was the currency impact on the foreign operations?

The U.S. dollar impact on operating revenue and operating income is as follows:

	Three Months Ended September 30, 2013
	Operating Revenue		Operating Income
	Amount	%	Amount	%
Canada Consumer	$(1.4)	-4%	$(0.6)	-5%
Canada Commercial	(0.3)	-1%	-	0%
Europe	0.1	1%	(0.1)	0%
Latin America	(5.1)	-11%	(2.5)	-15%

	Nine Months Ended September 30, 2013
	Operating Revenue		Operating Income
	Amount	%	Amount	%
Canada Consumer	$(2.2)	-2%	$(1.0)	-3%
Canada Commercial	(0.4)	-1%	(0.1)	-1%
Europe	(1.0)	0%	(0.5)	-2%
Latin America	(9.4)	-7%	(5.3)	-10%

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Reconciliations of Non-GAAP Financial Measures to the Comparable GAAP Financial Measures (Unaudited)

(Dollars in millions, except per share amounts)

A.	Reconciliation of net income from continuing operations attributable to Equifax to diluted EPS from continuing operations attributable to Equifax, adjusted for acquisition-related amortization expense:

	Three Months Ended
	September 30,
	2013	2012	$ Change	% Change

Net income from continuing operations attributable to Equifax	$88.9	$76.9	$12.0	16%
Acquisition-related amortization expense, net of tax, and cash income tax benefit of acquisition-related amortization expense of certain acquired intangibles	22.7	13.9	8.8	63%
Net income from continuing operations attributable to Equifax, adjusted for acquisition-related amortization expense	$111.6	$90.8	$20.8	23%
Diluted EPS from continuing operations attributable to Equifax, adjusted for acquisition-related amortization expense	$0.90	$0.74	$0.16	21%
Weighted-average shares used in computing diluted EPS	123.9	122.2

	Nine Months Ended
	September 30,
	2013	2012	$ Change	% Change

Net income from continuing operations attributable to Equifax	$261.5	$222.1	$39.4	18%
Acquisition-related amortization expense, net of tax, and cash income tax benefit of acquisition-related amortization expense of certain acquired intangibles	71.1	41.6	29.5	71%
Net income from continuing operations attributable to Equifax, adjusted for acquisition-related amortization expense	$332.6	$263.7	$68.9	26%
Diluted EPS from continuing operations attributable to Equifax, adjusted for acquisition-related amortization expense	$2.69	$2.15	$0.54	25%
Weighted-average shares used in computing diluted EPS	123.5	122.4

nm - not meaningful

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Notes to Reconciliations of Non-GAAP Financial Measures to the Comparable GAAP Financial Measures

Diluted EPS and net income from continuing operations attributable to Equifax, adjusted for acquisition-related amortization expense, net of tax - We calculate this financial measure by excluding the impact of acquisition-related amortization expense and including a benefit to reflect the material cash income tax savings resulting from the income tax deductibility of amortization for certain acquired intangibles.  These financial measures are not prepared in conformity with GAAP.  Management believes excluding the impact of amortization expense is useful because excluding acquisition-related amortization, and other items that are not comparable, allows investors to evaluate our performance for different periods on a more comparable basis. Certain acquired intangibles result in material cash income tax savings which are not reflected in earnings. Management believes that including a benefit to reflect the cash income tax savings is useful as it allows investors to better value Equifax. Management makes these adjustments to earnings when measuring operating profitability, evaluating performance trends, setting performance objectives and calculating our return on invested capital.

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